Financial Assets Measured At Fair Value Through Profit Or Loss - (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure Of Financial Instruments At Fair Value Through Profit Or Loss [Abstract]
Summary Of Financial Assets At Fair Value Through Profit Or Loss

	December 31, 2023	December 31, 2022
	S$’000	S$’000
Financial assets measured at fair value through profit or loss	56,440	29,776

Financial assets measured at FVTPL relates to the Company’s investment in fully-paid redeemable preference shares in 2 dedicated protected cells of Mangrove Insurance Guernsey PCC Limited (“Mangrove”). Under the arrangement with Mangrove, these cells are created to provide liability insurance coverage to the directors and officers of the Group.
The Company has, at its discretion, the option to redeem the preference shares at any time for cash amounting to the sum of the net asset value of the cells on the redemption date. No related claims were filed during 2023 and 2022. There were no outstanding potential claims as of December 31, 2023 and December 31, 2022.
The investment is accounted for as FVTPL as:

(i)
They give the Company the contractual right to receive cash when either the Company redeems the preference shares, or the cells have to reimburse the Company for claims covered by the insurance policies; and

(ii)	The contractual terms of the redeemable preference shares do not give rise on specified dates to cash flows that are solely payments of principal and interest on the principal outstanding.
As the Company does not have the right to direct the investment strategy of the protected cell company and the Company has no control over the cells, these cells are not consolidated as part of the Group.